LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

KEMPER STRATEGIC
MUNICIPAL INCOME TRUST

  "... By positioning the fund with a higher-quality portfolio compared with our high-yield municipal peers, we were able to deliver above-average results. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
PORTFOLIO STATISTICS

10
PORTFOLIO OF INVESTMENTS

18
FINANCIAL STATEMENTS

21
FINANCIAL HIGHLIGHTS

22
NOTES TO FINANCIAL STATEMENTS

24
REPORT OF INDEPENDENT AUDITORS

25
TAX INFORMATION

26
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

29
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER STRATEGIC MUNICIPAL INCOME TRUST TOTAL RETURNS

 FOR THE YEAR ENDED NOVEMBER 30, 2000

    BASED ON NAV                               8.63%
 ........................................................
    BASED ON MARKET PRICE                     10.13%
 ........................................................

 KEMPER STRATEGIC MUNICIPAL INCOME
 TRUST NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    NET ASSET VALUE                $11.37     $11.31
 .........................................................
    MARKET PRICE                   $10.51     $10.31
 .........................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER-SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 2000.

    ONE-YEAR INCOME:                       $0.7500
 ......................................................
    NOVEMBER DIVIDEND:                     $0.0625
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)               6.63%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                  7.27%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A 37.1%
    FEDERAL INCOME TAX RATE)                10.54%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A 37.1%
    FEDERAL INCOME TAX RATE)                11.56%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. (SEE THE PROSPECTUS FOR MORE DETAILS.)

TERMS TO KNOW

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE TRUST AND MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[WILSON PHOTO]

REBECCA L. WILSON IS PORTFOLIO MANAGER OF THE TRUST AND A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. SHE JOINED THE ORGANIZATION IN 1986 AND HAS SERVED AS A TRADER FOR SEVERAL LONG-TERM MUNICIPAL BOND FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

AMID A VOLATILE ENVIRONMENT FOR BONDS, KEMPER STRATEGIC MUNICIPAL INCOME TRUST PROVIDED EXCELLENT RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2000. BELOW, THE MANAGEMENT TEAM DISCUSSES THE CLIMATE FOR MUNICIPAL BONDS AND HOW THE FUND WAS ABLE TO DELIVER STRONG RESULTS.

Q     HOW DID DOMESTIC BOND MARKETS BEHAVE DURING THE ONE-YEAR PERIOD ENDED
NOVEMBER 30, 2000?

A     Fiscal year 2000 has been a time of transition for the fixed-income markets. Going into the year, the markets were dominated by uncertainty created by Y2K concerns and fear that a rapidly growing economy would trigger a rebirth of higher inflation. On November 30, 1999, the yield on 10-year Treasuries stood at 6.19 percent, and it rose to a high for the year on January 20, 2000, of 6.79 percent.

  After that, however, a number of events combined to help push yields on longer-maturity Treasury bonds down (and prices up). First, the year 2000 began without any negative effect on the financial system. More important, the Federal Reserve Board continued to increase the federal funds rate, a campaign begun in 1999. In 2000, the Fed boosted the federal funds rate three times (February 2, March 21, and May 16) from 5.50 percent to 6.5 percent. By increasing the rate at which banks can loan money to each other, the Federal Reserve, in effect, makes borrowing more expensive, thus curtailing spending. This helped assure investors that the Fed would remain vigilant against a significant increase in inflation. In fact, as the year unfolded, economic indicators began to signal a slowdown in the economy's growth.

  The overall effect was a decline in interest rates, albeit a bumpy one, throughout the year. By November 30, 2000, the 10-year Treasury bond's yield had fallen to 5.47 percent, more than 100 basis points from its high of 6.79 percent -- a significant drop. Government bond prices rose accordingly, with the 10-year Treasury registering an 11.73 percent total return from the beginning of the year through November 30.

  Yields at the long end of the yield spectrum fell so much, in fact, that by the end of the fiscal year, longer-maturity Treasuries were yielding less than short-maturity Treasuries. This condition, which we call an inverted yield curve, usually signals a slowdown in the economy. However, part of this inversion was due to the government's buying back 30-year bonds and reducing issuance, which tended to drive demand for these bonds up and yields down.

Q     HOW DID ALL THIS AFFECT THE MUNICIPAL BOND MARKET?

A     Normally, conditions in the Treasury market influence what goes on in the municipal market, and 2000 was no exception. The only difference was in the degree of change. Yields declined (and prices rose) in the municipal market as well, but not as dramatically, especially for long-maturity bonds. The municipal yield curve remained positively sloped, with longer-maturity bonds outyielding

PERFORMANCE UPDATE

shorter-maturity bonds. However, it was not a smooth curve. At the end of the fiscal year, bonds with maturities of 10 years or less offered much lower yields than bonds with maturities greater than 10 years. Some classes of long-maturity municipal bonds actually outyielded long-maturity Treasury bonds, which is unusual. Usually, a municipal bond will yield 10 percent to 25 percent less than a comparable maturity Treasury, due to the municipal bond's tax advantage.

Q     HOW DID KEMPER STRATEGIC MUNICIPAL INCOME TRUST PERFORM IN THIS
ENVIRONMENT?

A     We're pleased with the trust's results. Our maturity management, curve positioning and security selection helped Kemper Strategic Municipal Income Trust post solid returns versus its peers. Based on market price, the trust's total return for the fiscal year was 10.13 percent, versus 6.41 percent for the Lipper high-yield municipal debt fund category (closed-end leveraged funds). The trust was also competitive with its benchmark index, the unmanaged Lehman Brother Municipal Bond index,* which returned 8.18 percent for the year ended November 30, 2000. The trust's return on a net asset value basis was 8.63 percent. The average peer fund returned only 2.91 percent for the period, based on changes in net asset value as reported by Lipper, Inc.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WERE OTHER FACTORS AT WORK IN THE MUNICIPAL BOND MARKET?

A     There were some other technical factors that added to the volatility of the municipal bond market during the year. One was tax-loss selling. During the beginning of the fiscal period, the municipal market came under intense selling pressure. Many investors sold the asset class in order to realize tax losses that they could use to offset capital gains realized on equity securities. Individual investors tended to buy single issues of bonds rather than use bond funds to do so. Liquidity dried up, and selling became much more difficult.

  Later in the year, tax-related selling pressures abated and were replaced by increased demand as stock prices became more volatile. And finally, a decline in the supply of tax-exempt debt helped bring stability to the municipal market.

Q     HOW DID YOU POSITION KEMPER STRATEGIC MUNICIPAL INCOME TRUST IN LIGHT OF
THESE FACTORS?

A     Overall, our approach was threefold: manage the portfolio's call protection, offset gains with losses, and work to keep the trust's income level as interest rates fell.

  A number of the trust's securities were called by issuers during the year. So, we spent a lot of time and consideration reinvesting the proceeds. In some cases, we sold bonds with weak call protection to lock in losses that we could use to offset gains. We also used some of the cash from called bonds to purchase lower-quality, higher-yielding bonds, as the income differential between high-quality and lower-quality securities grew more attractive for most of the period.

  The changing shape of the municipal yield curve provided some interesting investment opportunities as well. We tended to concentrate new purchases toward the longer end of the maturity spectrum, since we didn't believe we were being compensated adequately at the short end. This helped support the fund's income level.

Q     SINCE KEMPER STRATEGIC MUNICIPAL INCOME TRUST IS A HIGH YIELD MUNICIPAL
BOND FUND, WILL YOU EXPLAIN HOW THE HIGH-YIELD PART OF THE MARKET PERFORMED?

A     The year 2000 was a little more challenging for the high-yield segment of the market than it was for the higher-quality segment. Because the number of available issues is substantially smaller, supply/demand issues always take on added significance with higher-yielding issues. When liquidity came to a virtual standstill earlier in the year, high-yield issuers were put under more pressure than their higher-quality counterparts. There were also some credit difficulties in the senior care sector of the market. These factors caused high-yield municipal bonds to underperform higher-quality bonds on the whole, but as you can see from the stated returns, the trust still provided investors with positive returns overall.

Q     THIS PAST YEAR SAW SOME WELL PUBLICIZED PROBLEMS WITH A HIGH-YIELD
MUNICIPAL FUND THAT MARKED DOWN THE VALUE OF ITS PORTFOLIO BY AN UNUSUALLY LARGE AMOUNT IN ONE DAY. HOW DOES KEMPER STRATEGIC MUNICIPAL INCOME TRUST PRICE ITS SECURITIES?

A     All of our holdings are priced "mark-to-market" daily by an outside pricing service, so we always have an accurate barometer of the portfolio's value. The case in question involved a municipal bond fund that invested primarily in illiquid

PERFORMANCE UPDATE

securities, the prices for which can be difficult to determine accurately. We are pleased to say that despite a slowing economy and unfounded concerns that credit problems in the taxable high-yield market might begin to be mirrored in low-quality municipal securities, we had no defaults in the portfolio this year. Indeed, by positioning the trust with a higher quality portfolio compared with our high-yield municipal peers, we were able to deliver above-average results.

Q     THAT LEADS US TO WHAT YOU EXPECT FOR NEXT YEAR. WHAT'S YOUR OUTLOOK FOR
THE MUNICIPAL BOND MARKET?

A     We think municipal bonds have the potential to offer investors an excellent investment in 2001. Federal Reserve Chairman Alan Greenspan recently went on record as saying that the rate hikes of the past 18 months appear to be nearing an end. Government statistics suggest that U.S. economic growth has begun to moderate, and we would expect interest rates to level off or head lower in the coming year. Add to that the attractive tax-adjusted returns of municipal bonds, their outstanding value versus Treasuries, and the volatility of the equity market, and you have a recipe for a stable, favorable environment for municipal bonds in the coming year.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION BY SECTOR*

    HOLDINGS                         ON 11/30/00              ON 11/30/99
    U.S. GOVERNMENT SECURED              42%                      18%
 ................................................................................
    GENERAL OBLIGATION BONDS             13                       14
 ................................................................................
    REVENUE BONDS                        45                       65
 ................................................................................
    CASH AND EQUIVALENTS                 --                        3
--------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

SECURITIES RATINGS

                                          ON 11/30/00         ON 11/30/99
    AAA                                        34%                 27%
 ..............................................................................
    AA                                          7                  16
 ..............................................................................
    A                                           5                   1
 ..............................................................................
    BBB                                        19                  11
 ..............................................................................
    BB                                          3                   3
 ..............................................................................
    NOT RATED+                                 32                  42
------------------------------------------------------------------------------
                                              100%                100%

[PIE CHART] [PIE CHART]

+These securities are not rated by S&P or Moody's; however, they are rated by Zurich Scudder Investments, Inc. as follows: AAA 3%, AA 4%, A 9%, BBB 8% and BB 8% for November 30, 2000, and AAA 15%, A 3%, BBB 8%, BB 31% and B 4% for November 30, 1999.

The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Ratings are relative and subjective and not absolute standards of quality.

INTEREST RATE SENSITIVITY

                                     ON 11/30/00              ON 11/30/99
    AVERAGE MATURITY                 15.0 years               20.3 years
 ................................................................................
    DURATION                          7.9 years                6.8 years
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*
Representing 45.44 percent of the fund's portfolio on November 30, 2000.

            HOLDINGS                                                         PERCENT
------------------------------------------------------------------------------------
1.          TEXAS                                                            16.72%
------------------------------------------------------------------------------------
2.          NEW YORK                                                          9.74%
------------------------------------------------------------------------------------
3.          ILLINOIS                                                          8.73%
------------------------------------------------------------------------------------
4.          COLORADO                                                          5.17%
------------------------------------------------------------------------------------
5.          MICHIGAN                                                          5.08%
------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST FUND
Portfolio of Investments at November 30, 2000

                                                                                        PRINCIPAL
                        SHORT-TERM MUNICIPAL INVESTMENTS--1.9%                            AMOUNT        VALUE

MICHIGAN
                                   University of Michigan, Hospital Revenue, Series A,
                                     Daily Demand Note, 4.25%, 12/01/2019*              $1,000,000   $  1,000,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEW YORK
                                   New York, NY, General Obligation, Series B, Daily
                                     Demand Note, 4.50%, 10/01/21*                       2,000,000      2,000,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

TEXAS
                                   North Central, TX, Health Facilities Development
                                     Corp., Revenue, Presbyterian Medical Center,
                                     Series D, Daily Demand Note, 4.15%, 12/01/2015*       700,000        700,000
                                   ----------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                   (Cost $3,700,000)                                                    3,700,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                        LONG-TERM MUNICIPAL INVESTMENTS--98.1%

ALABAMA
                                   Alabama State Public School and College Authority,
                                     Revenue, Series C, 5.625%, 07/01/2013               1,000,000      1,049,580
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

ARIZONA
                                   Arizona Health Facilities Authority Revenue, New
                                     Foundation Project, 8.250%, 03/01/2019              2,280,000      2,121,266
                                   Coconino County, AZ, Industrial Development
                                     Authority, Guidance Center Income Project ,
                                     Prerefunded 06/01/2001, 9.250%, 06/01/2011(b)       1,575,000      1,630,802
                                   Flagstaff Industrial Development Authority Revenue,
                                     Northern Living Community Project, 6.300%,
                                     09/01/2038                                          2,000,000      1,660,180
                                   Pima County Industrial Development Authority
                                     Revenue, Larson County Project, 9.500%,
                                     08/01/2010                                          1,800,000      1,952,910
                                   ----------------------------------------------------------------------------------
                                                                                                        7,365,158
---------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                   Foothill/Eastern Transportation Corridor Agency,
                                     California Toll Road Revenue, Zero coupon, ETM,
                                     01/01/2026**                                       11,500,000      2,825,090
                                   Sacramento County, Bradshaw Road Project, Revenue,
                                     7.200%, 09/02/2015                                  1,225,000      1,265,952
                                   Sacramento, CA, City Financing Authority, Revenue
                                     Bond, Convention Center Hotel, Series A, 6.250%,
                                     01/01/2030                                          2,000,000      1,952,500
                                   San Diego, CA, Detention Facility, Certificates of
                                     Participation, Revenue, 8.000%, 06/01/2002            175,000        179,813
                                   San Joaquin Hills, CA, Transportation Corridor
                                     Agency, Toll Road Revenue, ETM, Zero coupon,
                                     01/01/2020**                                        4,300,000      1,508,311
                                   ----------------------------------------------------------------------------------
                                                                                                        7,731,666

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

COLORADO
                                   Arapahoe County, CO, Capital Improvement Trust
                                     Fund, Revenue, Prerefunded 08/31/2005, Zero
                                     coupon, 08/31/2010(b)                              $5,000,000   $  2,858,450
                                   Denver, CO, City and County Airport Revenue:
                                     Series A, AMBAC, 6.000%, 11/15/2012(c)              2,000,000      2,131,900
                                     Series A, Prerefunded 11/15/2001, 8.750%,
                                     11/15/2023(b)                                         265,000        280,706
                                     Series A, Prerefunded 11/15/2004, 7.500%,
                                     11/15/2023(b)                                         170,000        190,458
                                     Series A, 8.750%, 11/15/2023                          735,000        772,963
                                     Series A, 7.500%, 11/15/2023                          830,000        905,256
                                     Series A, Prerefunded 11/15/2001, 8.000%,
                                     11/15/2025(b)                                         240,000        248,002
                                     Series A, 8.000%, 11/15/2025                          660,000        676,962
                                   Denver, CO, Urban Renewal Authority, Tax Increment
                                     Revenue, 7.750%, 09/01/2016                         1,760,000      1,871,461
                                   ----------------------------------------------------------------------------------
                                                                                                        9,936,158
---------------------------------------------------------------------------------------------------------------------

CONNECTICUT
                                   Greenwich, CT, Housing Authority Revenue, Series A,
                                     6.350%, 09/01/2027                                  2,000,000      1,841,240
                                   Mashantucket Western Pequot Tribe, Special Revenue:
                                     Zero coupon, 09/01/2017                             2,000,000        710,980
                                     Zero coupon, 09/01/2018                             1,000,000        331,340
                                   ----------------------------------------------------------------------------------
                                                                                                        2,883,560
---------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                   District of Columbia, General Obligation, Series A,
                                     MBIA, 5.000%, 06/01/2018(c)                         1,000,000        946,950
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

FLORIDA
                                   Hillsborough County, FL, Industrial Development
                                     Authority Revenue, University Community Hospital
                                     Project, 5.625%, 08/15/2023                         2,000,000      1,695,260
                                   Nassau County, Amelia Island Care Center Project,
                                     Revenue, 9.750%, 01/01/2023                         1,945,000      2,084,904
                                   Orlando, FL, Special Assessment Revenue, Conroy
                                     Road Interchange, Series A, 5.800%, 05/01/2026      1,000,000        885,780
                                   Palm Beach County, FL, Health Facilities Authority,
                                     Revenue, 5.125%, 11/15/2029                         1,000,000        804,600
                                   ----------------------------------------------------------------------------------
                                                                                                        5,470,544
---------------------------------------------------------------------------------------------------------------------

HAWAII
                                   Hawaii State, General Obligation, MBIA, 5.750%,
                                     10/01/2011(c)                                       1,250,000      1,332,550
                                   ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

ILLINOIS
                                   Chicago, IL, O'Hare International Airport, Special
                                     Facilities Revenue:
                                     American Airlines Income Project, 8.200%,
                                     12/01/2024                                         $1,200,000   $  1,334,316
                                     United Airlines Project, Series A, 5.350%,
                                     09/01/2016                                          2,000,000      1,739,500
                                   Chicago, IL, Tax Allocation Central Station
                                     Project, Series A, Prerefunded 01/01/2005,
                                     8.900%, 01/01/2011(b)                               1,730,000      1,852,615
                                   Illinois Health Facilities Authority, 6.750%,
                                     02/15/2016                                          2,180,000      2,295,540
                                   Illinois State General Obligation, FGIC, 6.000%,
                                     01/01/2013(c)                                       3,315,000      3,545,790
                                   Itasca, IL, Central Manufacturing District, Special
                                     Service Area, Revenue, Prerefunded 12/01/2000,
                                     8.375%, 12/01/2009(b)                               1,970,000      2,009,597
                                   Lombard, IL, Tax Increment Revenue, 8.800%,
                                     12/01/2004                                            190,000        190,023
                                   St. Charles, IL, Multifamily Housing Revenue,
                                     Housing-Wessel Court Project, 7.600%, 04/01/2024    1,870,000      1,887,167
                                   University Park, IL, Tax Allocation, Governors
                                     Gateway Industrial Park, 8.500%, 12/01/2011         1,685,000      1,822,361
                                   ----------------------------------------------------------------------------------
                                                                                                       16,676,909
---------------------------------------------------------------------------------------------------------------------

INDIANA
                                   Indiana Health Facilities Financing Authority:
                                     Franciscan Eldercare Community Services, 5.875%,
                                     05/15/2029                                          3,000,000      2,397,540
                                     Fayette Memorial Hospital Project, 7.200%,
                                     10/01/2022                                          2,800,000      2,778,300
                                   Indianapolis Airport Authority, United Airlines
                                     Inc, Project, Series A, 6.500%, 11/15/2031          1,900,000      1,780,338
                                   ----------------------------------------------------------------------------------
                                                                                                        6,956,178
---------------------------------------------------------------------------------------------------------------------

IOWA
                                   Iowa Finance Authority, Health Care Facilities
                                     Revenue, On With Life, Inc. Project, 7.250%,
                                     08/01/2015                                          2,000,000      1,980,340
                                   Lake City, IA, Health Care Facility Revenue,
                                     Refinancing Opportunity Living Project, 6.450%,
                                     05/01/2011                                          1,925,000      1,777,218
                                   ----------------------------------------------------------------------------------
                                                                                                        3,757,558
---------------------------------------------------------------------------------------------------------------------

KANSAS
                                   Manhattan, KS, Health Care Facilities Revenue Bond,
                                     Meadowlark Hills Retirement, Series A, 6.500%,
                                     05/15/2028                                            500,000        442,140
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

KENTUCKY
                                   Kentucky Economic Development Finance Authority,
                                     Health Systems Revenue, 5.625%, 10/01/2028          1,000,000        978,630
                                   ----------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

MARYLAND
                                   Anne Arundel County Maryland, Special Obligation:
                                     Arundel Mills Project, Revenue, 7.100%,
                                     07/01/2029                                         $1,500,000   $  1,543,140
                                     National Business Park Project, Revenue, 7.375%,
                                     07/01/2028                                          1,000,000      1,028,140
                                   Maryland Economic Development, Student Housing
                                     Revenue Bond, Collegiate Housing, Series A,
                                     5.750%, 06/01/2019                                  1,000,000        949,290
                                   Maryland Economic Development Corporation:
                                     Chesapeake Bay, Series B, 7.625%, 12/01/2022        4,000,000      3,903,560
                                     Student Housing Revenue, Collegiate Housing-
                                     Courtyard, Series A, 5.750%, 06/01/2031             1,000,000        920,050
                                   Maryland Health & Higher Educational Facilities
                                     Authority Revenue, University of Maryland Medical
                                     System, 6.750%, 07/01/2030                          1,000,000      1,035,870
                                   ----------------------------------------------------------------------------------
                                                                                                        9,380,050
---------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                   Massachusetts State Development Financial Agency,
                                     Revenue, Health Care Facilities, Series A,
                                     7.100%, 07/01/2032                                  2,000,000      1,854,980
                                   Massachusetts State General Obligation, Series B,
                                     MBIA, 5.000%, 04/01/2016(c)                         3,175,000      3,108,547
                                   Worcester, MA, Briarwood Retirement Community
                                     Revenue, 9.250%, 12/01/2022                         1,900,000      2,020,365
                                   ----------------------------------------------------------------------------------
                                                                                                        6,983,892
---------------------------------------------------------------------------------------------------------------------

MICHIGAN
                                   Gogebic County, Hospital Finance Authority Revenue,
                                     Grand View Hospital Project, Prerefunded
                                     10/01/2001, 8.750%, 10/01/2016(b)                   2,250,000      2,369,835
                                   Hillsdale Hospital Finance Authority Revenue,
                                     Hillsdale Community Health Center, 5.250%,
                                     05/15/2026                                          1,450,000      1,059,776
                                   Kalamazoo, MI, Economic Development Revenue Bond,
                                     Series A, 7.500%, 05/15/2029                        2,000,000      1,844,440
                                   Madison Heights, Tax Increment Finance Authority,
                                     Revenue, 8.500%, 03/15/2001                            90,000         90,563
                                   Michigan State Strategic Funding Limited,
                                     Obligation Revenue, 5.750%, 11/15/2028              2,000,000      1,589,140
                                   Saginaw, MI, Hospital Finance Authority Revenue,
                                     6.500%, 07/01/2030                                  1,000,000      1,016,610
                                   Tawas City, MI, Hospital Finance Authority, St.
                                     Joseph Health System:
                                     Series A, Revenue, ETM, 5.750%, 02/15/2023**        1,300,000      1,307,865
                                     Series A, Revenue, ETM, 5.600%, 02/15/2013**          495,000        499,490
                                   ----------------------------------------------------------------------------------
                                                                                                        9,777,719
---------------------------------------------------------------------------------------------------------------------

MISSOURI
                                   St Louis, MO, Tax Increment Revenue, Tax
                                     Allocation, Series A, 10.000%, 08/01/2010           1,905,000      2,285,219
                                   St. Louis, MO, Industrial Development Authority
                                     Revenue, St. Louis Convention, Series A, 7.200%,
                                     12/15/2028                                          2,000,000      2,016,880
                                   ----------------------------------------------------------------------------------
                                                                                                        4,302,099
---------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                   Nebraska Investment Finance Authority, Single
                                     Family Housing Revenue, Series A, 6.700%,
                                     09/01/2026                                            500,000        511,435
                                   ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

NEVADA
                                   Nevada State Department Business and Industry, Las
                                     Vegas Monorail Project Revenue, 7.375%,
                                     01/01/2030                                         $2,000,000   $  1,919,180
                                   Nevada Housing Division, Single Family Mortgage
                                     Program, Revenue:
                                     Series B2, 7.900%, 10/01/2021                         675,000        684,504
                                     Series C, 6.500%, 04/01/2028                          965,000        993,197
                                   ----------------------------------------------------------------------------------
                                                                                                        3,596,881
---------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                   New Hampshire Health and Educational Facilities
                                     Authority Revenue:
                                     New Hampshire College Issue, 7.400%, 01/01/2023     1,000,000      1,026,180
                                     Havenwood Heritage Heights, 7.450%, 01/01/2025      2,000,000      2,005,360
                                   ----------------------------------------------------------------------------------
                                                                                                        3,031,540
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                   Educational Facilities Authority, Caldwell College,
                                     Revenue, 7.250%, 07/01/2025                         1,075,000      1,127,804
                                   New Jersey Economic Development Authority Revenue,
                                     Harrogate Inc., Series A, 5.875%, 12/01/2026          200,000        170,074
                                   ----------------------------------------------------------------------------------
                                                                                                        1,297,878
---------------------------------------------------------------------------------------------------------------------

NEW MEXICO
                                   Farmington, NM, Pollution Control Revenue, 5.800%,
                                     04/01/2022                                          2,750,000      2,499,777
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEW YORK
                                   Monroe County, NY, Airport Authority, Greater
                                     Rochester International, MBIA, 5.625%,
                                     01/01/2010(c)                                       1,740,000      1,824,373
                                   Nassau Health Care Corporation, New York Health
                                     Systems Revenue, 6.000%, 08/01/2016                 2,825,000      3,011,619
                                   New York & New Jersey Port Authority, Special
                                     Obligation Revenue, Continental/Eastern Project,
                                     Laguardia, 9.125%, 12/01/2015                       2,500,000      2,569,075
                                   New York City, General Obligation, Series C,
                                     7.000%, 02/01/2010                                    315,000        316,263
                                   New York Metropolitan Transportation Authority,
                                     Revenue, Series A, 5.125%, 04/01/2019               1,450,000      1,404,658
                                   New York State Dormitory Authority, Revenue, Series
                                     A FGIC-TCRS, 5.125%, 05/15/2021(c)                  1,880,000      1,790,681
                                   New York State Medical Care Facilities Finance
                                     Agency Revenue, Partially Refunded 08/15/2001,
                                     7.300%, 02/15/2021                                     20,000         20,713
                                     Prerefunded 08/15/2001, 7.300%, 02/15/2021(b)          40,000         41,617
                                   New York, NY, General Obligation, Series I, ETM,
                                     7.500%, 08/15/2010**                                  105,000        114,852
                                   New York, NY, City Transitional Financing Authority
                                     Revenue, Series B, 6.000%, 11/15/2013               2,000,000      2,162,540
                                   Triborough Bridge and Tunnel Authority, New York,
                                     Revenue, Series Y, 6.000%, 01/01/2012               5,000,000      5,468,150
                                   ----------------------------------------------------------------------------------
                                                                                                       18,724,541
---------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA
                                   Charlotte, NC, Special Facilities Revenue, Douglas
                                     International Airport-US Airways, 7.750%,
                                     02/01/2028                                          1,000,000        954,780
                                   North Carolina Municipal Power Agency, Electric
                                     Revenue, Series B, 6.375%, 01/01/2013               1,300,000      1,365,000
                                   ----------------------------------------------------------------------------------
                                                                                                        2,319,780

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

NORTH DAKOTA
                                   Grand Forks, ND, Health Care Systems Revenue,
                                     7.125%, 08/15/2024                                 $1,000,000   $  1,007,140
                                   North Dakota State Housing Finance Agency, Single
                                     Family Mortgage Revenue, Series A, 8.375%,
                                     07/01/2021                                            315,000        320,295
                                   ----------------------------------------------------------------------------------
                                                                                                        1,327,435
---------------------------------------------------------------------------------------------------------------------

OKLAHOMA
                                   Woodward Municipal Authority, Hospital Revenue,
                                     8.500%, 11/01/2014                                  1,335,000      1,412,764
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                   Greene County, PA, General Obligation, Series B,
                                     Prerefunded 12/01/2000, 8.750%, 12/01/2010(b)       1,540,000      1,540,185
                                   Montgomery County, PA, Higher Educational & Health
                                     Authority Revenue, Philadelphia Geriatric Center,
                                     Series A, 7.250%, 12/01/2027                        2,000,000      1,931,260
                                   Pennsylvania State Higher Educational Facilities
                                     Authority, College & University Revenues,
                                     Philadelphia College Text & Science, 6.700%,
                                     04/01/2014                                          2,000,000      2,079,480
                                   Westmoreland County, PA, Industrial Development
                                     Authority Revenue, Health Care
                                     Facilities-Redstone, Series B, 8.125%, 11/15/2030   1,000,000        985,370
                                   ----------------------------------------------------------------------------------
                                                                                                        6,536,295
---------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA
                                   South Carolina Jobs and Economic Development
                                     Authority, Hospital Facilities Revenue, 7.375%,
                                     12/15/2021                                          1,000,000        994,140
                                   South Carolina Transportation Infrastructure,
                                     Revenue, Series A, AMBAC, 5.375%, 10/01/2024(c)     4,150,000      4,089,369
                                   ----------------------------------------------------------------------------------
                                                                                                        5,083,509
---------------------------------------------------------------------------------------------------------------------

TENNESSEE
                                   Johnson City, TN, Health & Educational Facilities
                                     Board Hospital Revenue, Series A, 7.500%,
                                     07/01/2033                                          2,000,000      1,929,680
                                   ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

TEXAS
                                   Abilene, TX, Health Facilities Development, Sears
                                     Methodist Retirement, Series A, 5.900%,
                                     11/15/2025                                         $2,500,000   $  2,020,525
                                   Austin, TX, Bergstrom Landhost Enterprises, Texas
                                     Airport Hotel, Series A, Revenue, 6.750%,
                                     04/01/2027                                          2,000,000      1,875,840
                                   Crowley, TX, Independent School District, General
                                     Obligation, 5.125%, 08/01/2025                      5,000,000      4,732,000
                                   Dallas-Fort Worth, TX, International Airport
                                     Facility:
                                     American Airlines, Series C, 6.150%, 05/01/2029     2,000,000      2,023,320
                                     American Airlines, Revenue, 6.375%, 05/01/2035      2,000,000      1,938,980
                                   Houston, TX, General Obligation, Series A, 5.000%,
                                     03/01/2016                                          3,000,000      2,900,010
                                   Houston, TX, Independent School District, Series A,
                                     General Obligation, 5.000%, 02/15/2024              2,000,000      1,858,260
                                   Houston, TX, Airport System Special Facilities:
                                     Continental Airlines, Inc., Improvement Projects,
                                     Revenue, 6.125%, 07/15/2027                         2,000,000      1,700,900
                                     Continental Airlines, Inc., Improvement Projects,
                                     Revenue, 5.700%, 07/15/2029                         2,000,000      1,593,800
                                   Lower Colorado River Authority, Texas Revenue,
                                     Series B, 6.000%, 05/15/2013                        5,000,000      5,359,400
                                   San Antonio, TX, Electric & Gas, Revenue, Series A,
                                     5.000%, 02/01/2018                                  1,100,000      1,043,647
                                   Tarrant County, TX, Health Facilities Development,
                                     Hospital Revenue, 6.700%, 11/15/2030                1,000,000        977,610
                                   Travis County, TX, Health Facilities Development
                                     Corporation Revenue, Ascension Health Credit,
                                     Series A, MBIA, 6.00%, 11/15/2012(c)                3,860,000      4,120,782
                                   ----------------------------------------------------------------------------------
                                                                                                       32,145,074
---------------------------------------------------------------------------------------------------------------------

UTAH
                                   Utah Housing Finance Agency, Single Family Mortgage
                                     Revenue, Series 1999A 6.650%, 07/01/2026              630,000        642,581
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGIN ISLANDS
                                   Virgin Islands, Gross Receipts Taxes, Public
                                     Financial Authority Revenue, Series A, 6.375%,
                                     10/01/2019                                          3,000,000      3,100,470
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGINIA
                                   Fairfax County, VA, Economic Development Authority
                                     Revenue, Series 1999 A, 7.250%, 10/01/2019          2,000,000      2,013,120
                                   Virginia Beach, VA, Development Authority Revenue,
                                     7.000%, 04/01/2010                                  1,500,000      1,481,655
                                   ----------------------------------------------------------------------------------
                                                                                                        3,494,775
---------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA
                                   West Virginia State Hospital Finance Authority,
                                     Hospital Revenue, Charleston Area Medical Center,
                                     Series A, 6.750%, 09/01/2022                        2,000,000      2,044,980
                                   ----------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT        VALUE

WISCONSIN
                                   Wisconsin Housing and Economic Development
                                     Authority, Home Ownership Revenue, Series F,
                                     6.200%, 03/01/2027                                 $  500,000   $    507,925
                                   Wisconsin State Health And Education Facilities
                                     Authority Revenue, 5.625%, 02/15/2020               1,000,000        851,730
                                   Wisconsin State Health & Educational Facilities
                                     Authority Revenue:
                                     Aurora Health Care Inc., Series A, 5.600%,
                                     02/15/2029                                          1,000,000        832,100
                                     Memorial Hospital Oconomowoc Project, Prerefunded
                                     07/01/2005, 6.350%, 07/01/2017(b)                     600,000        638,988
                                   ----------------------------------------------------------------------------------
                                                                                                        2,830,743
                                   ----------------------------------------------------------------------------------
                                   TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                   (Cost $184,633,661)                                                188,501,479
                                   ----------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                   (Cost $188,333,661)(a)                                            $192,201,479
                                   ----------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $188,333,661. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $3,867,818. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,955,302 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,087,484.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bond in full at the earliest refunding date.

(c)  Bond is insured by one of these companies: AMBAC, FGIC or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value (cost $188,333,661)         $192,201,479
----------------------------------------------------------------------------
Cash                                                                 151,061
----------------------------------------------------------------------------
Receivable for investments sold                                      365,000
----------------------------------------------------------------------------
Interest receivable                                                3,346,275
----------------------------------------------------------------------------
Due from Adviser                                                       4,684
----------------------------------------------------------------------------
TOTAL ASSETS                                                     196,068,499
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  2,981,798
----------------------------------------------------------------------------
Dividends payable                                                    687,901
----------------------------------------------------------------------------
Accrued management fee                                                98,857
----------------------------------------------------------------------------
Accrued Trustee fees and expenses                                     31,031
----------------------------------------------------------------------------
Other accrued expenses and payables                                  119,293
----------------------------------------------------------------------------
Total liabilities                                                  3,918,880
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $192,149,619
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investment
securities                                                      $  3,867,818
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (474,745)
----------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized; 2,800 shares
outstanding at $25 thousand liquidation value per share           70,000,000
----------------------------------------------------------------------------
Paid-in capital                                                  118,756,546
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $192,149,619
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER COMMON SHARES
($122,149,619/10,742,480 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized)
(NET ASSETS LESS REMARKETED PREFERRED SHARES AT LIQUIDATION
VALUE DIVIDED BY COMMON SHARES OUTSTANDING)                           $11.37
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Interest                                                        $12,658,921
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,143,040
---------------------------------------------------------------------------
Services to shareholders                                             54,678
---------------------------------------------------------------------------
Custodian fees                                                        5,209
---------------------------------------------------------------------------
Auditing                                                            128,424
---------------------------------------------------------------------------
Legal                                                                36,966
---------------------------------------------------------------------------
Trustees' fees and expenses                                          30,130
---------------------------------------------------------------------------
Reports to shareholders                                             167,770
---------------------------------------------------------------------------
Remarketing fee                                                     148,260
---------------------------------------------------------------------------
Other                                                                82,670
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,797,147
---------------------------------------------------------------------------
Expense reductions                                                  (10,745)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,786,402
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                            10,872,519
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          (374,722)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    1,799,954
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        1,425,232
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $12,297,751
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED
                                                                           NOVEMBER 30,
                                                                -----------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $ 10,872,519           $  8,335,524
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (374,722)               799,995
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     1,799,954             (9,721,592)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        12,297,751               (586,073)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Common shares                                                     (8,056,860)            (8,046,601)
---------------------------------------------------------------------------------------------------
Remarketed preferred shares                                       (2,946,311)              (534,461)
---------------------------------------------------------------------------------------------------
From net realized gains
Common shares                                                       (644,549)              (107,036)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds from issuance of remarketed preferred shares                 --             69,300,000
---------------------------------------------------------------------------------------------------
Net proceeds from shares issued to common shareholders in
reinvestment of distributions                                             --                468,256
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                              --             69,768,256
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    650,031             60,494,085
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                191,499,588            131,005,503
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income $10,144 for
November 30, 1999)                                              $192,149,619           $191,499,588
---------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         10,742,480             10,703,554
---------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                             --                 38,926
---------------------------------------------------------------------------------------------------
Net increase in Fund shares                                               --                 38,926
---------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               10,742,480             10,742,480
---------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                             YEARS ENDED NOVEMBER 30,
                                                              -------------------------------------------------------
                                                               2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $11.31      12.24      12.29      12.14      12.19
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            1.01(a)     .78(a)     .77        .80        .82
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      .13       (.83)      (.05)       .17       (.05)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.14       (.05)       .72        .97        .77
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common shareholders                     (.75)      (.75)      (.77)      (.82)      (.82)
---------------------------------------------------------------------------------------------------------------------
Net investment income to preferred shareholders (common
share equivalent)                                                (.27)      (.05)        --         --         --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions (common
shares)                                                          (.06)      (.01)        --         --         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.08)      (.81)      (.77)      (.82)      (.82)
---------------------------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred shares (b)            --       (.07)        --         --         --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $11.37      11.31      12.24      12.29      12.14
---------------------------------------------------------------------------------------------------------------------
Market value, end of year                                      $10.51      10.31      12.81      13.06      12.38
 TOTAL RETURN PER COMMON SHARE
BASED ON NET ASSET VALUE (%)                                     8.63      (1.35)      5.99       8.28       6.58
---------------------------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                                       10.13     (14.08)      4.36      12.87       9.19
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands) net of remarketed
preferred shares                                              122,150    121,500    131,006    130,895    128,234
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%) (excluding
preferred shares)                                                1.50       1.12        .77        .76        .74
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%) (excluding
preferred shares)                                                1.49       1.11        .77        .76        .74
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%) (including
preferred shares) (b)                                             .95       1.01         --         --         --
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%) (including
preferred shares) (b)                                             .94       1.00         --         --         --
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%) (excluding preferred
shares) (b)                                                      9.07       6.55       6.29       6.62       6.82
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%) (including preferred
shares) (b)                                                      5.73       5.91         --         --         --
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        33         24         22         13         31
---------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of period:
Aggregate amount outstanding ($ thousands)                     70,000     70,000         --         --         --
---------------------------------------------------------------------------------------------------------------------
Asset coverage per share ($)                                   69,000     68,000         --         --         --
---------------------------------------------------------------------------------------------------------------------
Liquidation and market value per share ($)                     25,000     25,000         --         --         --
---------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
(a) Based on monthly average shares outstanding during the period.
(b) Effective September 29, 1999, the Fund issued 2,800 remarketed preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Municipal Income Trust (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000 the Fund had a net tax basis capital loss carryforward of approximately $380,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             REMARKETED PREFERRED SHARES. Effective September 29, 1999, the Fund issued 2,800 shares of Series T Remarketed Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that had accumulated from the date the Fund first issued the shares. The Remarketed Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period. Investors and potential investors in the Remarketed Preferred Shares may participate in auctions for the Municipal Preferred Shares through their broker-dealer.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases                               $65,100,177

                             Proceeds from sales                      60,938,218

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $1,143,040 for the year ended November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 2000, of which $1,253 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no direct payments to its officers and incurred trustees' fees of $20,762 to independent trustees. In addition, a one-time fee of $9,368 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,684 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $4,558 and $1,503 respectively under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1996, in conformity with accounting principles generally accepted in the United States.

                                                            /s/ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 12, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $.06 per share from net long-term capital gains during its year ended November 30, 2000 of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended November 30, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12   WITHDRAWAL FROM
     PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13   TAX IMPLICATIONS        Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Strategic Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             9,627,793    226,805
      Linda C. Coughlin          9,645,196    211,402
      James R. Edgar             9,649,646    204,952
      Arthur R. Gottschalk       9,661,882    192,716
      Fred B. Renwick            9,633,488    221,110
      John G. Weithers           9,655,514    165,784

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against   Abstain     Total
      9,705,556   28,142   123,387   9,657,065

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                                                      LINDA J. WONDRACK
Trustee                           MARK S. CASADY                    Vice President
                                  President
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           PHILIP J. COLLORA                 Assistant Secretary
                                  Vice President and
JAMES R. EDGAR                    Secretary                         CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  JOHN R. HEBBLE
ARTHUR R. GOTTSCHALK              Treasurer                         BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  PHILLIP G. CONDON
FREDERICK T. KELSEY               Vice President
Trustee
                                  KATHRYN L. QUIRK
THOMAS W. LITTAUER                Vice President
Trustee and
Vice President                    REBECCA L. WILSON
                                  Vice President
FRED B. RENWICK
Trustee

JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN AND KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KSMIT - 2 (1/25/01) 5548
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)